UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): December 23, 2014


                          Red Giant Entertainment, Inc.
             (Exact name of registrant as specified in its charter)

           Nevada                      000-53310                 98-0471928
(State or other jurisdiction          (Commission             (I.R.S. Employer
      of incorporation)               File Number)           Identification No.)

614 E. Hwy 50, Suite 235, Clermont, FL                             34711
(Address of principal executive offices)                         (Zip Code)

                                 (877) 904-7334
           (Issuer's telephone/facsimile numbers, including area code)

                                 Not Applicable
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See: General Instruction A.2. below):

[ ] Written communications  pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting  material  pursuant to Rule  14a-12  under the  Exchange  Act
    (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement  communications  pursuant  to Rule  13e-4(c)  under the
    Exchange Act (17CFR240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 - ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

As of December 23, 2014, we entered into a Securities Purchase Agreement (the "SPA") with our director and officer Benny R. Powell under which we agreed to issue to Mr. Powell 5,000,000 shares of our Series Z Preferred Stock, with rights, privileges and preferences as set forth in Item 5.03 below (the "Shares") in exchange for payment of $150,000.00 (the "Purchase Price"). We closed on this transaction on December 22, 2014.

The Shares will be issued to Mr. Powell pursuant to the exemptions from registration set forth in Section 4(2) of the Securities Act of 1933 and regulations promulgated thereunder. Mr. Powell, as our president, has adequate information about us as well as the opportunity to ask questions and receive responses from our management. The Shares will be issued to Mr. Powell as soon as practicable.

The foregoing description of the SPA does not purport to be complete and is qualified in its entirety by reference to the full text of the SPA filed as
Exhibit 10.1 hereto.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 - UNREGISTERED SALES OF EQUITY SECURITIES

See Item 1.01 above.

On December 23, 2014, we issued 84,159,402 shares of our common stock to JSJ Investments, Inc. to convert $55,545.21 of the principal and interest owed under the $50,000 Convertible Promissory Note dated as of June 10, 2014 filed as
Exhibit 4.5 to our Current Report on Form 8-K filed on July 11, 2014 and amended as reported our Current Report on Form 8-K filed on August 1, 2014. The issuance was made pursuant to a December 11, 2014 notice of conversion.

SECTION 9 - EXHIBITS

ITEM 9.01 - EXHIBITS

Exhibit
Number                           Description
------                           -----------

10.1 Securities Purchase Agreement between the Registrant and Benny R. Powell, dated as of December 23, 2014

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     Red Giant Entertainment, Inc.


Dated: December 24, 2014                  /s/ Benny R. Powell
                                          --------------------------------------
                                     By:  Benny R. Powell
                                     Its: Chief Executive Officer, President,
                                          Chief Financial Officer, and Secretary


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